EXHIBIT 10.3

INTELLECTUAL PROPERTY ASSIGNMENT

This Intellectual Property Assignment (“Assignment”) is made and entered into as of October 5, 2023 (“Effective Date”), by and between Indus LF LLC, a California limited liability company (“Assignor”) and LF Brandco, LLC, a Delaware limited liability company (“Assignee”). Together, Assignor and Assignee are referred to as the “Parties” and individually as a “Party.”

RECITALS

Assignor wishes to sell, assign and transfer to Assignee, and Assignee wishes to acquire, Assignor’s entire right, title and interest in and to the Assigned IP (as defined herein); and

Assignee and Assignor desire to record the assignment set forth in this Assignment with the United States Patent and Trademark Office and any other public records for which recording is deemed appropriate by Assignee.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals; Capitalized Terms. The foregoing recitals are incorporated into and made a part of this Assignment as if fully set forth herein.

2. Assignment of Assigned Trademarks. Assignor hereby unconditionally and irrevocably assigns, transfers and conveys to Assignee, its successors and assigns, free and clear of all liens, claims and encumbrances (collectively, “Liens”) other than Permitted Liens, and otherwise without representation or warranty, all of Assignor’s right, title, and interest, throughout the world, in, to, and under the common law and registered trademarks set forth on Schedules I and IV attached hereto and made a part hereof, together with all registrations and applications for registration thereof, and all common law rights with respect thereto, and the use of the designation “35s” in connection with the trademarks and tradenames listed on Schedule I and IV (collectively, the “Assigned Trademarks”), including, without limitation, all right, title and interest of Assignor (a) to apply for and maintain registrations, renewals and/or extensions thereof and (b) to any claims and causes of action to recover past, present and future damages, royalties, fees, income, payments, profits and other proceeds or other relief or restitution, and equitable and injunctive relief ensuing from past, present and future infringement, dilution, misappropriation, unfair competition, violation, and/or misuse of the Assigned Trademarks. For the avoidance of doubt, (i) Assignor remains free to use the designation “35s” other than in connection with the Assigned Trademarks; and (ii) Assignee agrees it will not attempt to register “35s” independent of the Assigned Trademarks. As used herein, “Permitted Liens” means Liens created by Assignee.

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3. Assignment of Assigned Domain Names and Assigned Accounts. Assignor hereby assigns, transfers and conveys to Assignee, its successors and assigns, free and clear of all Liens other than Permitted Liens, and otherwise without representation or warranty, all of its right, title, and interest, throughout the world, in and to (a) the domain names listed on Schedule II attached hereto and made a part hereof, together with the related webpages and content thereof (collectively, the “Assigned Domain Names”) and (b) the social media accounts listed on Schedule III attached hereto and made a part hereof, together with the related content thereof (collectively, the “Assigned Accounts” and together with the Assigned Trademarks and the Assigned Domain Names, the “Assigned IP”), including, without limitation, all right, title and interest of Assignor to apply for and maintain registrations, renewals and/or extensions with respect to the Assigned Domain Names. Assignor further agrees, subject to the next succeeding paragraph, to provide Assignee with sufficient information to transfer control of the Assigned Accounts to Assignee.

Notwithstanding anything to the contrary, nothing herein shall constitute an assignment of any Assigned Account to the extent the assignment of such Assigned Account would constitute a violation of law (including any rule or regulation having the force of law) or would violate any applicable user agreement or other contract governing the use of such Assigned Account (either generally or as to one or more specific users). Each of the Parties will use their commercially reasonable efforts to eliminate any such legal or contractual impediment to the assignment of any Assigned Account.

Assignor shall execute all documents, papers, forms, and authorizations, and take such other actions as are reasonably requested by Assignee to (i) effectuate the transfer of ownership and control of the Assigned Domain Names to Assignee and (ii) cause the Assigned Domain Names to be registered or enable Assignee to register the Assigned Domain Names in the name of Assignee with the applicable domain name registry or registries.

4. Transition Matters. Assignor will deliver to Assignee copies of all digital files in its possession containing “Lowell” brand-specific photography, brand collateral, merchandise designs, packaging production specifications and design specifications and a list of vendor contacts related to “Lowell” branded products. For the avoidance of doubt, the delivery of such digital files and vendor contacts does not constitute an assignment, and no assignment is hereby effected, to Assignee of Assignor’s right, title or interest in any intellectual property that may be contained therein that is not specified in Sections 2 and 3¸ provided that Assignee shall have a perpetual, irrevocable, non-exclusive right and license, to the extent of Assignor’s right, title and interest, to use in connection with the “Lowell” brand and “Lowell” branded products any such intellectual property that has historically been used in connection with the “Lowell” brand or “Lowell” branded products. Assignor will retain all of its right, title and interest in and possession of all physical merchandise and swag in its inventory, subject to the terms of the License Agreement dated as of the date hereof between Assignee and Indus Holding Company, and the right to use such vendor contact list and the right to do business with any or all of the vendors listed thereon.

5. Recordation. Assignor hereby authorizes the Commissioner for Trademarks in the United States Patent and Trademark Office, and the officials of corresponding agencies in any applicable jurisdictions, to record and register this Intellectual Property Assignment upon request by Assignee. Assignor further agrees to execute such documents as may be reasonably requested by Assignee to record Assignee as the owner of the registered Assigned Trademarks, including, without limitation, the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, powers of attorney, or other documents, as may be reasonably requested by Assignee to effect, evidence, or perfect the assignment of the Assigned IP to Assignee, or any assignee or successor thereto.

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6. Entire Agreement. This Assignment, together with Schedules I, II and III, constitutes the sole and entire agreement of the Parties to this Assignment with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

7. Governing Law. THIS ASSIGNMENT (AND ANY CLAIM OR CONTROVERSY ARISING OUT OF THIS ASSIGNMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE, IN WILMINGTON, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATING HERETO. BY SIGNING THIS ASSIGNMENT, EACH PARTY AGREES TO WAIVE THEIR RIGHT TO A JURY TRIAL.

8. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the Parties’ successors and assigns.

9. Severability. If any provision of this Assignment or its application to any person or circumstance shall be declared invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Assignment or the application of such provision to persons or circumstances other that those to which it is invalid or unenforceable, shall not be affected thereby, and each provision shall be valid and enforceable to the maximum extent permitted by law.

10. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Assignment by facsimile, portable document format or other electronic means shall be effective as delivery of a manually executed counterpart to this Assignment.

11. Further Assurances. Each of the Parties hereto shall execute and deliver, at the reasonable request of the other Party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof (including the release of any Liens, other than Permitted Liens, on the Assigned IP) and give effect to the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Intellectual Property Assignment intending to be legally bound as of the Effective Date.

ASSIGNOR: Indus LF LLC

By:
Name: Title:

ASSIGNEE:

LF Brandco, LLC

By:
Name: Title:

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Schedule I

Assigned Trademarks

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Schedule II

Assigned Domain Names

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Schedule III

Assigned Accounts

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Schedule IV

Blend Names

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